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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 21, 2004



                             FIDELITY BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                 0-22288                   25-1705405
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)



1009 Perry Highway, Pittsburgh, Pennsylvania                       15237
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (412) 367-3300
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)


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                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.  Other Events and Regulation FD Disclosure.
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         On July 21, 2004,  the  Registrant  announced that on July 20, 2004 its
Board of Directors had declared a quarterly cash dividend of $.12 per share payable on August 27, 2004 to stockholders of record on August 13, 2004.

Item 7.  Financial Statements and Exhibits.
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         (c) Exhibits:

                  99.1     Press Release dated July 21, 2004

Item 12.  Results of Operations and Financial Condition.
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         On July 21,  2004,  the  Registrant  reported  earnings for the quarter ended June 30, 2004. A copy of the press release is furnished with this report as Exhibit 99.1 and incorporated herein by reference.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIDELITY BANCORP, INC.



Date: July 21, 2004                    By: /s/Richard G. Spencer
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                                           Richard G. Spencer
                                           President and Chief Executive Officer


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